UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 26, 2007
DIAMOND FOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1050 S. Diamond Street
Stockton, California		95205

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (209) 467-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
The Board of Directors of Diamond Foods, Inc. has increased the company’s quarterly cash dividend rate from $0.03 per share to $0.045 per share on the company’s common stock. Additionally, the Board of Directors has declared the next cash dividend, payable on October 23, 2007 to stockholders of record on October 12, 2007. A copy of the press release announcing the dividend is attached to this report as Exhibit 99.01.

Item 9.01. Financial Statements and Exhibits
(c)	Exhibits.

Exhibit	Description
99.01	Diamond Foods, Inc. Press Release dated September 26, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.
Date: Setpember 26, 2007	By:	/s/ Seth Halio
		Name:	Seth Halio
		Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.01	Diamond Foods, Inc. Press Release dated September 26, 2007